UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
May 14, 2008
Date of Report (Date of earliest event reported)
BROCADE COMMUNICATIONS SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-25601 (Commission File Number)	77-0409517 (I.R.S. Employer Identification Number)
1745 Technology Drive
San Jose, CA 95110
(Address, including zip code, of principal executive offices)
(408) 333-8000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT 99.1

Item 2.02 Results of Operations and Financial Condition.
     On May 14, 2008, Brocade Communications Systems, Inc. issued a press release announcing its financial results for the second quarter ended April 26, 2008. A copy of the press release is attached as Exhibit 99.1, and the information in Exhibit 99.1 is incorporated herein by reference.
     The information in Item 2.02 and Item 9.01 in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description of Document
99.1	Press release, dated May 14, 2008, announcing financial results of Brocade Communications Systems, Inc. for the second quarter ended April 26, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROCADE COMMUNICATIONS SYSTEMS, INC.
Dated: May 13, 2008	By:	/s/ Richard Deranleau
Richard Deranleau
Chief Financial Officer and Vice President, Finance